AGREEMENT

          THIS AGREEMENT is made and entered into by and between SJI INTERNATIONAL, LTD., and UNI-SKIT TECHNOLOGIES, [NC., hereinafter referred to as "Manufacturers", and DAC TECHNOLOGIES OF AMERICA, INC., hereinafter referred to as

          WHEREAS, the parties are currently engaged in a manufacturing agreement to manufacture, design and develop security related products, including but not limited to the body alarm, key alert, SWAT auto alarm, gun alert, briefcase luggage alert, protect-all computer alert, glass window alert, camper-RV alert, bike alert, pepper spray and door alert; and

          WHEREAS, the parties have agreed to research, design and develop additional products.

          NOW, THEREFORE, for and in consideration of the mutual covenants and agreements set forth herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties agree as follows:

         1. The parties agree to equally share ownership rights and research and development costs, tooling charges, tooling maintenance/modification, injection molds and related project costs with respect to all products and items developed by the parties on a joint basis. With respect to future products, Manufacturers agree to obtain the approval of all such costs from DAC prior to commencing such projects.

         2. DAC agrees to give Manufacturers the sole and exclusive right to manufacture its products, provided that Manufacturers can manufacture for DAC sufficient quantities of such products at competitive pricing upon reasonable notice. Competitive pricing shall mean the direct cost of all parts, material and labor, plus up to twenty-five percent (25%) profit to Manufacturers, and will be competitive with prices available from other manufacturers for similar products. DAC shall have the right upon reasonable notice to review documents reasonably necessary to verify the competitive pricing as defined herein.

         3. DAC shall have the sole and exclusive right to market, sell and receive profits from all the products developed andlor manufactured for DAC in the North and South Americas.

         4. Manufacturers shall have the sole and exclusive right to market, sell and receive all profits from the products manufactured by the parties in Asia and the Pacific Rim region, including Japan and Everglow Group Pty. With an exception in Japan, DAC shall keep its current customers and profits in Japan and Manufacturers will not deal with DAC's customers in Japan. Both Manufacturers and DAC have the same right and selling price as agreed to market and sell products developed by both parties to Japan.

         5. It is agreed that both parties shall be entitled to solicit business in all global areas not specified in Paragraphs 3 and
                  4. Both parties agree to sell products at an agreed upon pricing agreement, as specified in Exhibit "A" attached hereto. Said pricing schedule may be amended upon mutual written consent by both parties. Manufacturers also agree to honor existing exclusive contracts in Germany and England. It is understood that Germany and England shall maintain a normal rate of growth in their business. DAC agrees not to enter into any further exclusive contracts outside its territory without the consent of Manufacturers. Both parties agree not to sell to or solicit sales from each other's customers or to sell to any customer whose intent is to deliver the products into the other party's exclusive territory.

         6. Both parties agree to pay a commission for any customers referred to each other which exists within the other party's exclusive region or territory. Commission percentage will be negotiated, but in no event will exceed ten (10%) percent.

         7. The parties agree that ownership of any and all intellectual property rights, including patents that are granted in connection with products that have been developed jointly by the parties, or are in the process of development jointly by the parties shall be owned equally between Manufacturers and DAC. Parties agree to share equally in the cost, both direct and indirect, of securing such Intellectual property rights and patents.

         8. The parties agree to share equally in the costs of obtaining approval from any government or agency thereof, which requires such approval before a product may be sold in a particular country of geographical region. Such cost sharing will only apply to those areas where both parties are permitted to sell product.

         9. This contract constitutes the sole and only agreement between Manufacturers and DAC respecting the development and manufacturing of products described in this contract and correctly sets forth the obligations of Manufacturers and DAC to each other. Any agreements or representations not expressly set forth in this contract are null and void.

         10. Should any litigation be commenced between the parties to this agreement, the party prevailing in such litigation or arbitration shall be entitled, in addition to such other relief as may be granted, to a reasonable sum as and for its attorneys' fees in such litigation or arbitration as shall be determined by the court or arbitrator in such litigation or in a separate action brought for that purpose,

         11. Neither this contract nor any interest therein shall be assigned by Manufacturers or DAC without the written consent of the other.

         12. This agreement shall be binding upon and shall inure to the benefit of the parties hereto, to their respective heirs, successors and/or assigns.

         13.      Time is of the essence in this agreement.

         14. This contract shall be governed and interpreted according to the laws of the State of Arkansas.

         THIS AGREEMENT is entered into this l2Uh1 day of May, 1997.

MANUFACTURERS                                 DAC

SKIT INTERNATIONAL, LTD. &                    DAC TECHNOLOGIES OF
UNI-SKIT TECHNOLOGIES, INC.                   AMERICA, INC.

By: /s/ Arthur Yung                            By: /s/ David Collins, Pres
    -------------------                            ---------------------------
        Arthur Yung                                    David Collins, President

By: /s/ Victor Lee
    -------------------
        Victor Lee

                                    EXHIBIT A
                                                                                -----------------------------------
                                                                                                PRICES/QUANTITY
-------------------------------------------------------------------------------------------------------------------
Model #                       Description                                 1-1999        2000-5000            10000+
-------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------
BA 755   Bike Alert                                                        5.33            5.13
-------------------------------------------------------------------------------------------------------------------
DAB 196  Driver Alert                                                      4.52            4.22
-------------------------------------------------------------------------------------------------------------------
GBC 048  RF Glass Breakage Sensor Commander                                5.16            4.69
-------------------------------------------------------------------------------------------------------------------
GUN 025  Gun Alert                                                         5.46            4.97
-------------------------------------------------------------------------------------------------------------------
GWA 001  Glass Window Alert                                                4.52            3.97
-------------------------------------------------------------------------------------------------------------------
KAL 201  Key Alert                                                         3.78            3.48
-------------------------------------------------------------------------------------------------------------------
MA 795   Strobe Alarm (Remote Control Model)                              16.10           14.64
-------------------------------------------------------------------------------------------------------------------
MAK 795  Strobe Alarm (Keypad Model)                                      13.01           12.15
-------------------------------------------------------------------------------------------------------------------
MMA 068  Strobe Alarm (Mini D/W Modules)                                   3.98            3.62
-------------------------------------------------------------------------------------------------------------------
MSC 038  RF Magnetic D/W Sensor Commander                                  6.92            6.49
-------------------------------------------------------------------------------------------------------------------
NBF 21B  Body Alarm w/ Flashlight (Black)                                  3.90            3.55
-------------------------------------------------------------------------------------------------------------------
NBF 21Y  Body Alarm w/ Flashlight (Yellow)                                 3.90            3.55
-------------------------------------------------------------------------------------------------------------------
PRO 015  Protect All                                                       4.57            3.87
-------------------------------------------------------------------------------------------------------------------
RFA 028  Strobe Alarm (Outdoor Module)                                     9.98            9.27
-------------------------------------------------------------------------------------------------------------------
RFC 018  Strobe Alarm (RF Transmitter)                                     4.65            4.23
-------------------------------------------------------------------------------------------------------------------
RMC 795  Strobe Alarm Remote Control                                       4.27            3.88
-------------------------------------------------------------------------------------------------------------------
RVC 002  RV/Camper/Van Alert                                               4.52            3.97
-------------------------------------------------------------------------------------------------------------------
SAS 200  Strobe Alarm System                                              45.08           42.98
-------------------------------------------------------------------------------------------------------------------
SBA 101  Seat Belt Alert                                                   4.48            3.97
-------------------------------------------------------------------------------------------------------------------
SBT 102  Seat Belt Alert (Twin Pack)                                       8.32            7.82
-------------------------------------------------------------------------------------------------------------------
SGA 095  Sporting Gear Alarm                                               5.08            4.62
-------------------------------------------------------------------------------------------------------------------
SWA 03   SWAT Auto Alarm                                                  10.39            9.65
-------------------------------------------------------------------------------------------------------------------
TCA 396  SWAT II Talking Car Alarm                                        32.51           29.56
-------------------------------------------------------------------------------------------------------------------
TCA 396N SWAT II Non-Talking Car alarm                                    24.06           21.87
-------------------------------------------------------------------------------------------------------------------
TVP 095  Trigger Lock Value Pack                                           2.28            1.82
-------------------------------------------------------------------------------------------------------------------
WWM 296  Warning Module                                                    1.96            1.84
-------------------------------------------------------------------------------------------------------------------
CHR 792  Cup Holder                                                                                          0.90
-------------------------------------------------------------------------------------------------------------------

Agree to this 12th day of May, 1997:

/s/ Victor Lee                                                /s/ David Collins
----------------------                                        ------------------
Victor Lee                                                    David Collins

/s/ Arthur Yung
----------------------
Arthur Yung